SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 6, 2003 – “Genaera Announces First Quarter 2003 Financial Results” furnished in accordance with Item 12 of this report.

Item	9. Regulation FD Disclosure.

On May 6, 2003, Genaera Corporation (the “Company”) issued a press release announcing its results of operations and financial condition as of and for the three months ended March 31, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto (“Genaera Announces First Quarter 2003 Financial Results”) and is incorporated herein by reference.

In accordance with the interim guidance of the Securities and Exchange Commission in SEC Release No. 33-8216, the Company is furnishing the information required by “Item 12. Disclosure of Results of Operations and Financial Condition” of Form 8-K under “Item 9. Regulation FD Disclosure” and information contained in this report (including exhibits hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Exchange Act, as amended, except as expressly set forth by specific reference in such a filing.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)

By:	/s/ CHRISTOPHER P. SCHNITTKER
Christopher P. Schnittker Senior Vice President, Chief Financial Officer and Secretary

Dated: May 6, 2003

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 6, 2003 – “Genaera Announces First Quarter 2003 Financial Results”